SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 2, 1999



                           HVIDE MARINE INCORPORATED
             (Exact name of registrant as specified in its charter)



      Florida                      0-28732                    65-0524593
  (State or other              (Commission File              (IRS Employer
  jurisdiction of                   Number)                Identification No.)
   incorporation)



        2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954.524.4200


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Item 5.  Other Events.

         On June 2, 1999, Hvide Marine Incorporated (the "Company") announced that Jean Fitzgerald had been elected Chairman, President and Chief Executive Officer of the Company, replacing J. Erik Hvide, who resigned from such positions. Mr. Hvide will remain a member of the Company's Board of Directors.

         The Company's announcement is being filed as an exhibit to this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following is being filed as an exhibit to this Report:

         99.1     Press release dated June 2, 1999.

                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


                                     HVIDE MARINE INCORPORATED
                                            (Registrant)



                                     By     s/Robert B. Lamm
                                            Robert B. Lamm
                                         Senior Vice President,
                                          General Counsel and
                                                Secretary


Dated: June 3, 1999